As filed with the Securities and Exchange Commission on April 13, 2007
                                                              File No. 333-47940
                                                              File No. 811-09337

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933      [ ]

                          Pre-Effective Amendment No.                        [ ]

                         Post-Effective Amendment No. 8                      [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                                Amendment No. 22                             [X]

               Columbus Life Insurance Company Separate Account 1
                           (Exact Name of Registrant)

                         Columbus Life Insurance Company
                               (Name of Depositor)

                             400 East Fourth Street
                             Cincinnati, Ohio 45202
          (Complete Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: 1-513-629-1800
                                                           --------------

                 The Western and Southern Life Insurance Company
                                  400 Broadway
                             Cincinnati, Ohio 45202
                               (Name of Guarantor)

                                    Please send copies of all communications to:
        DONALD J. WUEBBLING, ESQ.                  ELISABETH DAHL, ESQ.
    Columbus Life Insurance Company                      M.S. 32
        400 East Fourth Street                        400 Broadway
        Cincinnati, Ohio 45202                   Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on May 1, 2005 pursuant to paragraph (b)
[X]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      An Indefinite Amount of Interests in
            Columbus Life Insurance Company Separate Account 1 Under
                    Pinnacle Variable Universal Life Policies
                     (Title of Securities Being Registered)

                                     PART A

The Prospectus dated May 1, 2005 is incorporated into Part A of this Post-Effective Amendment No. 8 by reference to the Registrant's Post-Effective Amendment No. 7, as filed on April 28, 2005 (File No. 333-47940).

A supplement dated April 20, 2007 to the Prospectus is included in Part A of this Post-Effective Amendment No. 8.

                         COLUMBUS LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT 1
                        PINNACLE VARIABLE UNIVERSAL LIFE

                         SUPPLEMENT DATED APRIL 20, 2007
                         TO PROSPECTUS DATED MAY 1, 2005

Effective April 20, 2007, Columbus Life Insurance Company ("Columbus Life") is amending the Pinnacle Variable Universal Life prospectus for the sole purpose of
(i) adding information about The Western and Southern Life Insurance Company, guarantor of insurance obligations under the policies, and (ii) adding financial statements of The Western and Southern Life Insurance Company.

The following new subsection is added to the "General Description of Depositor, Registrant, and Investment Options" section following the "Columbus Life Insurance Company" subsection of the prospectus:

       GUARANTEE OF INSURANCE OBLIGATIONS
       Insurance obligations under the policies issued by Columbus Life are guaranteed by The Western and Southern Life Insurance Company (WSLIC), an affiliate of Columbus Life. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and account values invested in the Fixed Account. The guarantee does not guarantee account value or the investment performance of the variable investment options available under the policies. The guarantee provides that policy owners can enforce the guarantee directly.

       Columbus Life expects that the WSLIC guarantee will continue indefinitely. However, if the guarantee terminates, the insurance obligations on policies issued prior to the termination of the guarantee would continue to be covered by the guarantee, including obligations arising from premium payments or other payments received after termination, until satisfied in full. Policies issued after termination would not be covered by the guarantee.

       WSLIC is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888. WSLIC's principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202. WSLIC is licensed in 43 states of the United States and the District of Columbia. WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc.

The following section replaces the existing "Financial Statements" section of the prospectus:

       FINANCIAL STATEMENTS
       The Financial Statements of Separate Account 1, and the financial statements (statutory-basis) of Columbus Life and WSLIC can be found in the Statement of Additional Information. The financial statements of Columbus Life and WSLIC are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The financial statements (statutory-basis) of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

                                     PART B

The Statement of Additional Information dated May 1, 2005 is incorporated into Part B of this Post-Effective Amendment No. 8 by reference to the Registrant's Post-Effective Amendment No. 7, as filed on April 28, 2005 (File No. 333-47940).

A supplement dated April 20, 2007 to the Statement of Additional Information is included in Part B of this Post-Effective Amendment No. 8.

                         COLUMBUS LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT 1
                        PINNACLE VARIABLE UNIVERSAL LIFE

                         SUPPLEMENT DATED APRIL 20, 2007
                     TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

Effective April 20, 2007, Columbus Life Insurance Company ("Columbus Life") is amending the Statement of Additional Information for the sole purposes of (i) adding information about The Western and Southern Life Insurance Company, guarantor of insurance obligations under certain policies, and (ii) including the financial statements of The Western and Southern Life Insurance Company.

A new section is added following the section titled "Separate Account 1":

       THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
       The Western and Southern Life Insurance Company (WSLIC) is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888. WSLIC's principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202. WSLIC is licensed in 43 states of the United States and the District of Columbia. WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc. and an affiliate of Columbus Life.

The following paragraph is added to the existing "Independent Registered Public Accounting Firm" section of the Statement of Additional Information:

       The financial statements of The Western and Southern Life Insurance Company (statutory-basis) at December 31, 2006 and 2005, and for the years then ended, appearing in this statement of additional information and registration statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The following section replaces the existing "Financial Statements" section of the Statement of Additional Information:

       FINANCIAL STATEMENTS
       The financial statements of Separate Account 1, and the financial statements (statutory-basis) of Columbus Life and WSLIC are included in this Statement of Additional Information. The financial statements of Columbus Life and WSLIC are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The financial statements (statutory-basis) of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

STATUTORY - BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2006 and 2005

                The Western and Southern Life Insurance Company

                     Statutory - Basis Financial Statements

                     Years Ended December 31, 2006 and 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...............  1

Financial Statements

Balance Sheets (Statutory-Basis) ......................................  2
Statements of Operations (Statutory-Basis) ............................  3
Statements of Changes in Capital and Surplus (Statutory-Basis) ........  4
Statements of Cash Flow (Statutory-Basis) .............................  5
Notes to Financial Statements (Statutory-Basis) .......................  6

            Report of Independent Registered Public Accounting Firm

The Board of Directors
The Western and Southern Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Western and Southern Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of The Western and Southern Life Insurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Western and Southern Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department

As discussed in Note 1 to the financial statements, in 2005 the Company adopted Statement of Statutory Accounting Principles No. 88, which changed its method of accounting for certain non-insurance subsidiaries, controlled, and affiliated entities.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
April 9, 2007

                 The Western and Southern Life Insurance Company

                        Balance Sheets (Statutory-Basis)

                                                                                           DECEMBER 31
                                                                                    2006                  2005
                                                                                ---------------------------------
                                                                                            (in thousands)
ADMITTED ASSETS

Cash and invested assets:
    Debt securities                                                             $ 3,340,616          $  2,998,184
    Preferred and common stocks                                                   2,574,789             2,157,755
    Investments in common stocks of subsidiaries                                  1,373,004             1,176,757
    Mortgage loans                                                                   56,300                76,891
    Policy loans                                                                    158,874               158,319
    Real estate:
       Properties held for the production of income                                  45,079                74,952
       Properties occupied by the Company                                            31,943                31,963
       Properties held for sale                                                       7,123                     -
    Cash, cash equivalents and short-term investments                               178,718               140,778
    Receivable for securities                                                         2,847                 3,184
    Other invested assets                                                           337,111               305,942
                                                                                ---------------------------------
    Total cash and invested assets                                                8,106,404             7,124,725

Investment income due and accrued                                                    57,605                51,988
Premiums deferred and uncollected                                                    60,599                61,778
Current federal income taxes recoverable                                             12,627                 5,936
Receivables from parent, subsidiaries and affiliates                                 12,618               224,531
Other admitted assets                                                                 6,494                 8,616
Separate account assets                                                             841,255               792,361
                                                                                ---------------------------------
Total admitted assets                                                           $ 9,097,602          $  8,269,935
                                                                                =================================

LIABILITIES AND CAPITAL AND SURPLUS

Liabilities:
    Policy and contract liabilities:
       Life and annuity reserves                                                $ 2,555,385          $  2,529,632
       Accident and health reserves                                                 256,046               238,917
       Liability for deposit-type contracts                                         245,568               248,512
       Policy and contract claims                                                    46,240                50,728
       Dividends payable to policyholders                                            40,463                39,408
       Premiums received in advance                                                   7,820                 7,290
       Amounts held in escrow and unallocated premiums                                    -                 1,765
                                                                                ---------------------------------
    Total policy and contract liabilities                                         3,151,522             3,116,252

    General expense due and accrued                                                 237,668               212,896
    Current federal income taxes payable                                             36,490                24,674
    Net deferred tax liability                                                      422,649               347,910
    Asset valuation reserve                                                         347,976               310,943
    Interest maintenance reserve                                                     51,886                67,156
    Other liabilities                                                               252,300                94,148
    Liability for postretirement benefits other than pensions                       215,640               201,166
    Borrowed money and interest                                                      25,204                31,903
    Separate account liabilities                                                    841,255               792,361
                                                                                ---------------------------------
    Total liabilities                                                             5,582,590             5,199,409

Capital and surplus:
    Common stock, $1 par value, authorized 1,000
       shares, issued and outstanding 1,000 shares                                    1,000                 1,000
    Paid-in surplus                                                                   5,000                 5,000
    Accumulated surplus                                                           3,509,012             3,064,526
                                                                                ---------------------------------
    Total capital and surplus                                                     3,515,012             3,070,526
                                                                                ---------------------------------
Total liabilities and capital and surplus                                       $ 9,097,602          $  8,269,935
                                                                                =================================
See accompanying notes.


                                                                               2

                 The Western and Southern Life Insurance Company

                   Statements of Operations (Statutory-Basis)



                                                                                           DECEMBER 31
                                                                                    2006                2005
                                                                                -------------------------------
                                                                                          (in thousands)

Premiums and other revenues:
   Premiums and annuity considerations                                          $   382,345          $  394,386
   Net investment income                                                            349,338             345,193
   Considerations for supplementary contracts with life contingencies                     8                  88
   Amortization of the interest maintenance reserve                                   8,777              10,431
   Reserve adjustments on reinsurance ceded                                           1,418               1,440
   Other revenues                                                                     1,191                 385
                                                                                -------------------------------
Total premiums and other revenues                                                   743,077             751,923

Benefits paid or provided:
   Death benefits                                                                   200,578             201,918
   Annuity benefits                                                                  94,974              96,060
   Disability and accident and health benefits                                       26,194              28,799
   Surrender benefits                                                               184,645             148,546
   Payments on supplementary contracts                                                  129                 133
   Other benefits                                                                    16,939              23,850
   Increase (decrease) in policy reserves and other policyholders' funds             42,881              35,382
                                                                                -------------------------------
Total benefits paid or provided                                                     566,340             534,688

Insurance expenses and other deductions:
   Commissions                                                                       46,821              48,857
   Commissions and expenses on reinsurance assumed                                   25,389              27,677
   General expenses                                                                 158,221             144,296
   Net transfers to (from) separate account                                         (39,254)            (37,728)
   Reserve adjustments on reinsurance assumed                                      (203,810)           (168,448)
   Other deductions                                                                  33,751               1,851
                                                                                -------------------------------
Total insurance expenses and other deductions                                        21,118              16,505
                                                                                -------------------------------

Gain (loss) from operations before dividends to policyholders, federal
   income tax expense, and net realized capital gains (losses)                      155,619             200,730
Dividends to policyholders                                                           58,403              56,605
                                                                                -------------------------------
Gain (loss) from operations before federal income tax expense
   and net realized capital gains (losses)                                           97,216             144,125
Federal income tax expense (benefit), excluding tax
   on capital gains                                                                  32,278              19,262
                                                                                -------------------------------
Gain (loss) from operations before net realized capital
   gains (losses)                                                                    64,938             124,863
Net realized capital gains or (losses) (excluding gains (losses) transferred to
   IMR and capital gains tax)                                                        89,110              19,145
                                                                                -------------------------------
Net income (loss)                                                               $   154,048          $  144,008
                                                                                ===============================


See accompanying notes.

                 The Western and Southern Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory-Basis)

                     Years Ended December 31, 2006 and 2005


                                                                                       ACCUMULATED              TOTAL CAPITAL
                                                 COMMON STOCK    PAID-IN SURPLUS         SURPLUS                 AND SURPLUS
                                                 -----------------------------------------------------------------------------------
                                                                                 (in thousands)

Balance, January 1, 2005                         $       1,000      $      5,000     $   2,918,503            $   2,924,503
Net income                                                   -                 -           144,008                  144,008
Change in net deferred income tax asset                      -                 -           (10,636)                 (10,636)
Net change in unrealized gains on investments
      (net of deferred taxes of $22,239)                     -                 -               725                      725
Net change in nonadmitted
      assets                                                 -                 -            (9,144)                  (9,144)
Change in asset valuation reserve                            -                 -             9,830                    9,830
Cumulative effect of change in accounting
      principle                                              -                 -             9,660                    9,660
Other changes, net                                           -                 -             1,580                    1,580
                                                 -----------------------------------------------------------------------------------
Balance, December 31, 2005                               1,000             5,000         3,064,526                3,070,526

Net income                                                   -                 -           154,048                  154,048
Change in net deferred income tax asset                      -                 -            14,558                   14,558
Net change in unrealized gains on investments
      (net of deferred taxes of $89,296)                     -                 -           341,062                  341,062
Net change in nonadmitted assets
      and related items                                      -                 -           (15,422)                 (15,422)
Change in asset valuation reserve                            -                 -           (37,033)                 (37,033)
Dividends to stockholders                                    -                 -           (14,375)                 (14,375)
Other changes, net                                           -                 -             1,648                    1,648
                                                 -----------------------------------------------------------------------------------
Balance, December 31, 2006                       $       1,000      $      5,000     $   3,509,012            $   3,515,012
                                                 ===================================================================================


See accompanying notes.

                 The Western and Southern Life Insurance Company

                    Statements of Cash Flow (Statutory-Basis)


                                                                                             DECEMBER 31
                                                                                    2006                    2005
                                                                                -------------------------------------
                                                                                            (in thousands)

CASH FROM OPERATIONS:
   Premiums collected net of reinsurance                                        $   381,876          $        396,553
   Net investment income received                                                   347,345                   396,914
   Benefits paid                                                                   (480,249)                 (510,409)
   Net transfers from (to) separate accounts                                         39,254                    37,728
   Commissions and expense paid                                                     (83,838)                 (103,148)
   Dividends paid to policyholders                                                  (57,347)                  (56,896)
   Federal income taxes recovered (paid)                                            (59,876)                  (51,819)
                                                                                -------------------------------------
   Net cash from operations                                                          87,165                   108,923

CASH FROM INVESTMENTS:
   Proceeds from investments sold, matured or repaid:
      Debt securities                                                             2,928,114                 1,402,305
      Stocks                                                                        660,888                   325,561
      Mortgage loans                                                                 20,592                    59,850
      Real estate                                                                    94,903                         -
      Other invested assets                                                          92,983                    92,737
      Net gains (losses) on cash, cash equivalents and short-term investments            24                         -
      Miscellaneous proceeds                                                            163                     1,543
                                                                                -------------------------------------
   Net proceeds from investments sold, matured or repaid                          3,797,667                 1,881,996

   Cost of investments acquired:
      Debt securities                                                            (3,288,681)               (1,652,288)
      Stocks                                                                       (768,097)                 (366,169)
      Mortgage loans                                                                      -                    (3,366)
      Real estate                                                                   (25,261)                   (2,549)
      Other invested assets                                                        (100,519)                  (58,848)
      Miscellaneous applications                                                     (2,651)                  (16,925)
                                                                                -------------------------------------
   Total cost of investments acquired                                            (4,185,209)               (2,100,145)

   Net change in policy and other loans                                                (555)                      (25)
                                                                                -------------------------------------
   Net cash from (for) investments                                                 (388,097)                 (218,174)
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
   Borrowed money                                                                    (6,699)                   31,903
   Net deposits on deposit-type contract funds and other insurance liabilities       (2,944)                 (112,642)
   Other cash provided (applied)                                                    348,515                    32,929
                                                                                -------------------------------------
   Net cash from (for) financing and miscellaneous sources                          338,872                   (47,810)
                                                                                -------------------------------------

   Net change in cash, cash equivalents and short-term investments                   37,940                  (157,061)
   Cash, cash equivalents and short-term investments:
      Beginning of year                                                             140,778                   297,839
                                                                                -------------------------------------
      End of year                                                               $   178,718          $        140,778
                                                                                =====================================



   See accompanying notes.

                The Western and Southern Life Insurance Company

                Notes to Financial Statements (Statutory-Basis)

                               December 31, 2006

1.   NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

The Western and Southern Life Insurance Company (the Company) is a home service insurance company that offers individual traditional and whole life insurance policies. The Company is licensed in 43 states and the District of Columbia. Approximately 69% of the gross premiums and annuity considerations for the Company were derived from Ohio, Indiana, North Carolina, Illinois, Florida and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the state of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, its wholly owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company, Columbus Life Insurance Company and Integrity Life Insurance Company. Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company.

The Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high quality debt securities, mortgage loans, policy loans and short-term investments. Invested assets of $2,522.0 million and $2,527.5 million were allocated to the Closed Block as of December 31, 2006 and 2005, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.

In June 2004, the Company announced that its parent, Mutual Holding, agreed to form a strategic alliance with Lafayette Life Mutual Insurance Holding Company, Inc. (Lafayette). The boards of directors of Mutual Holding and Lafayette approved an agreement for a mutual merger between the two enterprises. As a result of the merger, the subsidiaries of Lafayette, including Lafayette Life Insurance Company (Lafayette Life) became members of Mutual Holding effective June 15, 2005. This transaction will not affect premiums or change policy benefits, guaranteed values or other policy obligations for the Company's policyholders.

                The Western and Southern Life Insurance Company

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). These practices differ in some respects from accounting principles generally accepted in the United States (GAAP). The more significant differences are:

INVESTMENTS

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' (NAIC) rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

                The Western and Southern Life Insurance Company

The Company monitors investments to determine if there has been an other-than-temporary decline in fair market value. Factors management considers for each identified security include the following:

     - the length of time and the extent to which the fair value is below the book/adjusted carry value;

     - the financial condition and near term prospects of the issuer, including specific events that may affect its operations;

     - the Company's intent and ability to hold the security long enough for it to recover its value to book/adjusted carry value.


If the decline is judged to be other-than-temporary, an impairment charge is recorded as a net realized capital loss in the period the determination is made.

Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in 5-year bands. The net deferral is reported as the interest maintenance reserve
(IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

SUBSIDIARIES

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and

                The Western and Southern Life Insurance Company amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," (principally the prepaid pension asset and electronic data processing equipment, software, and furniture and other equipment) and other assets not specifically identified as an admitted asset within the NAIC's Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

PREMIUMS AND BENEFITS

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

REINSURANCE

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

                The Western and Southern Life Insurance Company

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

EMPLOYEE BENEFITS

For purposes of calculating the Company's pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

DEFERRED INCOME TAXES

Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

POLICYHOLDER DIVIDENDS

Policyholder dividends are recognized when declared rather than over the term of the related policies.

STATEMENTS OF CASH FLOW

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

                The Western and Southern Life Insurance Company

A reconciliation of capital and surplus and net income of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP as of December 31 and for the year then ended is as follows:

                                                                 2006                          2005
                                                         -----------------------------------------------------
                                                                           (in thousands)
Capital and surplus as reported in the accompanying
 statutory-basis financial statements                    $        3,515,012      $          3,070,526
Deferred policy acquisition costs                                   231,547                   228,328
Policy reserves                                                      85,666                    83,059
Asset valuation and interest maintenance reserves                   399,862                   378,099
Employee benefit income                                             419,527                   437,564
Income taxes                                                       (295,768)                 (290,859)
Net unrealized gain on available-for-sale securities                 98,676                   145,693
Subsidiary equity                                                   520,406                   608,372
Policyholder dividend obligation                                   (171,636)                 (202,855)
Subsidiary reinsurance recoverable                                  188,528                   192,533
Other, net                                                           34,042                    17,065
                                                         -----------------------------------------------------
Stockholder's equity, GAAP basis                         $        5,025,862      $          4,667,525
                                                         =====================================================

                                                                 2006                          2005
                                                         -----------------------------------------------------
                                                                           (in thousands)
Net income as reported in the accompanying
 statutory-basis financial statements                      $        154,048      $            144,008
Deferred policy acquisition costs                                     1,611                     7,225
Policy reserves                                                         526                    (7,746)
Employee benefit income                                                 921                     1,586
Income taxes                                                         (5,962)                  (40,455)
Interest maintenance reserve                                        (15,270)                   (3,564)
SAP vs. GAAP subsidiary income                                      142,689                   113,556
Private equity adjustments                                           (3,228)                   23,701
Other, net                                                            3,814                    11,486
                                                         -----------------------------------------------------
Net income, GAAP basis                                      $       279,149      $            249,797
                                                         =====================================================


                The Western and Southern Life Insurance Company

Other significant statutory accounting practices are as follows:

INVESTMENTS

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

     Debt securities not backed by other loans are principally stated at amortized cost using the interest method.

     Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

     Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office (SVO) of the NAIC and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

     Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

     There are no restrictions on non-affiliated common or preferred stocks.

     Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

     Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company's insurance subsidiaries are reported at their underlying statutory equity. The Company's noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in capital and surplus.

                The Western and Southern Life Insurance Company

Joint ventures, partnerships, and limited liability companies are carried at the Company's interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.

Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.

Realized capital gains and losses are determined using the specific identification method.

Changes in admitted asset carrying amounts of debt securities, non-redeemable preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to capital and surplus.

PREMIUMS

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

                The Western and Southern Life Insurance Company

POLICY RESERVES

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

Policy reserves for life insurance and supplemental benefits are computed principally on the net level premium method, with new policy issues beginning in 1989 computed on the Commissioner's Reserve Valuation Method. The following mortality tables and interest rates are used:

                                                                 PERCENTAGE OF RESERVES
                                                                 ----------------------
                                                                    2006          2005
                                                                 ----------------------
Life insurance:
  1941   Commissioners Standard Ordinary, 2-1/4% -- 3-1/2%           12%          13%
  1941   Standard Industrial, 2-1/2% -- 3-1/2%                       16           17
  1958   Commissioners Standard Ordinary, 2-1/2% -- 6%               30           31
  1980   Commissioners Standard Ordinary, 4% -- 5-1/2%               32           29
  Other, 2% -- 6%                                                     6            6
                                                                 ----------------------
                                                                     96           96
Other benefits (including annuities):
  Various, 2-1/2% -- 8-1/4%                                           4            4
                                                                 ----------------------
                                                                    100%         100%
                                                                 ======================


The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1st for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

                The Western and Southern Life Insurance Company

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2006 and 2005, reserves of $58.8 million and $66.6 million, respectively, were recorded on inforce amounts of $2,262.6 million and $2,459.3 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the State of Ohio Insurance Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company's policy reserves and have an adverse effect on the Company's results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company's policy reserves.

The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death.

POLICYHOLDERS' DIVIDENDS

The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

POLICY AND CONTRACT CLAIMS

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2006 and 2005. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

                The Western and Southern Life Insurance Company

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

BORROWED MONEY

The Company has entered into several dollar-roll reverse repurchase agreements. For repurchase agreements, the Company is required to maintain a minimum of 102% of the fair value of securities sold under the agreements as collateral. The transactions were reflected as financing transactions requiring the asset sold and the liability for the repurchase to remain on the Company's financial statements. There were $25.2 million and $31.9 million of mortgage-backed securities that were subject to the agreements at December 31, 2006 and 2005, respectively.

SECURITIES LENDING

The Company loaned $329.1 million and $205.9 million of various U.S. Treasury and corporate debt securities and common stocks as part of a securities lending program administered by the Bank of New York as of December 31, 2006 and 2005, respectively. The Company requires collateral in the amount of 102% of fair value of the applicable securities loaned. The Company monitors the fair value of the underlying securities as compared with the related receivable or payable, including accrued interest, and requests additional collateral as necessary. The Company maintains effective control over all loaned securities, and, therefore, continues to report such securities as invested assets in the balance sheets. Unrestricted collateral is reflected in the asset section of the balance sheet with an offsetting liability recognized in other liabilities for the obligation to return the unrestricted collateral. Restricted collateral is not reflected on the balance sheets as an asset or a liability. The Company had $324.9 million and $173.0 million of unrestricted collateral and $12.6 million and $38.2 million of restricted collateral held in the Bank of New York Cash Reserves as of December 31, 2006 and 2005, respectively.

SEPARATE ACCOUNT

The Company maintains a separate account, which holds all of the Company's pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at market value.

The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company's

                The Western and Southern Life Insurance Company statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

FEDERAL INCOME TAXES

The Company files a consolidated income tax return with its eligible subsidiaries. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax sharing agreement. Under the agreement, the benefits from losses of subsidiaries are retained by the subsidiary companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax sharing agreement.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.

Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds ten percent of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer's fully vested and retiree group.

ACCOUNTING CHANGE

As of January 1, 2005, the Company adopted Statement of Statutory Accounting Principles (SSAP) No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46 (SSAP 88). SSAP 88 replaces SSAP No. 46, Investments in Subsidiary, Controlled, and Affiliated Entities, and establishes guidance on how to value non-insurance subsidiaries, controlled and affiliated entities (SCA's). This statement requires SCA's involved in specified activities where 20% or more of the SCA's revenue is generated from the reporting entity and its affiliates to be recorded based on the GAAP equity reported in the SCA's audited GAAP financial statements adjusted for specified GAAP to SAP differences. Investments in SCA's that do not meet the specified criteria are recorded based on the audited GAAP equity of the SCA. Upon adoption of SSAP 88, the Company recorded an increase to surplus of $9.7 million.

                The Western and Southern Life Insurance Company

RECLASSIFICATIONS

Certain 2005 amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2006 financial statement presentation.

                The Western and Southern Life Insurance Company

2.   INVESTMENTS

Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. The fair values for equity securities that are not actively traded are estimated based on fair values of issues of comparable yield and quality.

The book/adjusted carrying value and fair value of the Company's investments in debt securities are summarized as follows:

                                                      BOOK/
                                                    ADJUSTED                  GROSS                  GROSS
                                                    CARRYING               UNREALIZED             UNREALIZED
                                                      VALUE                   GAINS                 LOSSES               FAIR VALUE
                                                    -------------------------------------------------------------------------------
                                                                                     (in thousands)
At December 31, 2006:
  U.S. Treasury securities and
    obligations of U.S. government
    corporation and agencies                      $   209,019      $            2,495       $           (858)     $         210,656
  Debt securities issued by states of the
    U.S. and political subdivisions of the
    states                                             89,107                      23                   (388)                88,742
  Corporate securities/asset-backed
    securities                                      2,365,783                 125,538                (23,107)             2,468,214
  Mortgage-backed securities                          676,707                   6,076                 (6,293)               676,490
                                                  ----------------------------------------------------------------------------------
Total                                             $ 3,340,616      $          134,132       $        (30,646)     $       3,444,102
                                                  ==================================================================================
At December 31, 2005:
  U.S. Treasury securities and
    obligations of U.S. government
    corporation and agencies                      $     225,103    $            4,848       $           (786)     $         229,165
  Debt securities issued by states of the
    U.S. and political subdivisions of the
    states                                              113,925                   266                   (152)               114,039
  Corporate securities/asset-backed
    securities                                        2,082,301               161,527                (17,650)             2,226,178
  Mortgage-backed securities                            576,855                 8,434                 (6,526)               578,763
                                                  ----------------------------------------------------------------------------------
Total                                             $  2,998,184     $          175,075       $        (25,114)      $      3,148,145
                                                  ==================================================================================


                The Western and Southern Life Insurance Company

During 2006, the NAIC held discussions regarding the appropriate classification of certain securities on an insurer's balance sheet. These discussions were primarily focused on determining the appropriate charge for these securities in the Risk-Based Capital and Asset Valuation Reserve calculations. As a result of these discussions, the NAIC required that various securities be reclassified from debt securities to preferred stocks in the balance sheet. During 2006, the Company reclassified 2 securities held at December 31, 2005 with a book value of $11.3 million and a fair value of $11.1 million. The December 31, 2005 balances in these financial statements have not been adjusted to reflect the security reclassifications.

At December 31, 2006 and 2005, the Company held unrated or less-than-investment grade corporate debt securities with a book value of $132.7 million and $158.1 million, respectively, and an aggregate fair value of $147.9 million and $171.4 million, respectively. Such holdings amounted to 3.98% and 5.3%, respectively, of the Company's investments in debt securities and 1.46% and 1.9%, respectively, of the Company's total admitted assets as of December 31, 2006 and 2005. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

                                          UNREALIZED LOSSES LESS THAN                          UNREALIZED LOSSES GREATER
                                               OR EQUAL TO 12 MONTHS                                THAN 12 MONTHS
                                          ------------------------------------------------------------------------------------------

                                               UNREALIZED                                   UNREALIZED
                                                  LOSSES             FAIR VALUE               LOSSES                FAIR VALUE
                                          ------------------------------------------------------------------------------------------
At December 31, 2006:                                                         (in thousands)

  U.S. Treasury securities and
     obligations of U.S.
     government corporations
     and agencies                         $         (776)    $          118,683      $             (82)      $          2,920
  Debt securities issued by
     states of the U.S. and
     political subdivisions of the
     states                                           (63)                7,987                   (325)                  8,250
  Corporate securities/asset-
     backed securities                            (11,278)              506,552                (11,829)                266,218
  Mortgage-backed securities                       (2,634)              282,494                 (3,659)                138,551
                                          ------------------------------------------------------------------------------------------
Total                                     $       (14,751)     $        915,716      $         (15,895)      $         415,939
                                          ==========================================================================================
Preferred stocks                          $        (1,024)     $         50,401      $            (665)      $          13,869
                                          ==========================================================================================
Common stocks, unaffiliated               $        (8,452)     $         86,747      $               -       $               -
                                          ==========================================================================================


                The Western and Southern Life Insurance Company

                                                UNREALIZED LOSSES LESS THAN            UNREALIZED LOSSES GREATER
                                                  OR EQUAL TO 12 MONTHS                      THAN 12 MONTHS
                                               ---------------------------------------------------------------------------
                                               UNREALIZED                               UNREALIZED
                                                  LOSSES         FAIR VALUE             LOSSES             FAIR VALUE
                                               ---------------------------------------------------------------------------
At December 31, 2005:                                                       (in thousands)
  U.S. Treasury securities and
     obligation of U.S.
     government corporations and
     agencies                                  $     (466)    $      63,689         $         (319)      $      5,245
  Debt securities issued by states
     of the U.S. and political
     subdivisions of the states                      (152)            8,423                      -                  -
  Corporate securities/asset-
     backed securities                            (15,832)          627,210                 (1,819)            32,293
  Mortgage-backed securities                       (5,574)          288,056                   (953)            21,484
                                               ---------------------------------------------------------------------------
Total                                          $  (22,024)    $     987,378         $       (3,091)      $     59,022
                                               ===========================================================================
Preferred stocks                               $     (334)    $      13,488         $            -       $          -
                                               ===========================================================================
Common stocks, unaffiliated                    $  (19,144)    $     192,524         $            -       $          -
                                               ===========================================================================


Investments that are impaired at December 31, 2006 and 2005, for which an other-than temporary impairment has not been recognized, consist mainly of corporate debt securities and asset-backed securities. The impairment of these securities have been deemed as temporary due to the assigned rating and the typical fluctuations of these particular securities in the marketplace. The aggregated unrealized loss is approximately 2.69% and 4.13% of the amortized cost of these securities at December 31, 2006 and 2005, respectively. At December 31, 2006, there were a total of 346 securities held that are considered temporarily impaired, 100 of which have been impaired for 12 months or longer. At December 31, 2005 there were a total of 309 securities held that are considered temporarily impaired, 18 of which have been impaired for 12 months or longer.

                The Western and Southern Life Insurance Company

A summary of the cost or amortized cost and fair value of the Company's debt securities at December 31, 2006, by contractual maturity, is as follows:

                                            COST OR
                                          AMORTIZED
                                              COST        FAIR VALUE
                                 ---------------------------------------
                                              (in thousands)
Years to maturity:
 One or less                     $          91,910      $     92,004
 After one through five                    305,148           315,376
 After five through ten                    617,893           618,037
 After ten                               1,648,958         1,742,195
 Mortgage-backed securities                676,707           676,490
                                 ---------------------------------------
Total                            $       3,340,616      $ 3,444,102
                                 =======================================

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2006 and 2005 were $2,477.8 million and $968.6 million; gross gains of $20.9 million and $22.7 million and gross losses of $20.2 million and $12.0 million were realized on these sales in 2006 and 2005, respectively.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the year ended December 31:

                                                                 2006                 2005
                                                         ----------------------------------------
                                                                        (in thousands)
Realized capital gains (losses)                          $         115,425       $         35,773
  Less amount transferred to IMR (net of related taxes
  of $3,496 in 2006 and $6,867 in 2005)                             (6,493)                 6,867
  Less federal income tax expense (benefit) of realized
  capital gains                                                     32,808                  9,761
                                                         ----------------------------------------
Net realized capital gains (losses)                      $          89,110       $         19,145
                                                         ========================================


                The Western and Southern Life Insurance Company

Unrealized gains and losses on investments in common stocks and non-affiliated common stock of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments are as follows:

                                                          GROSS               GROSS
                                                        UNREALIZED          UNREALIZED
                                       COST               GAINS               LOSSES              FAIR VALUE
                                 -------------------------------------------------------------------------------
                                                                 (in thousands)
At December 31, 2006:
  Preferred stocks               $      165,692       $       2,748       $     (1,690)       $     166,750

  Common stocks, unaffiliated    $      870,471       $   1,547,079       $     (8,453)           2,409,097
  Common stocks of subsidiaries
    and affiliates                      952,078             495,784            (74,858)           1,373,004
                                 -------------------------------------------------------------------------------
                                 $    1,822,549       $   2,042,863       $    (83,311)       $   3,782,101
                                 ===============================================================================

At December 31, 2005:
  Preferred stocks               $      112,694       $         413       $       (333)       $     112,774

  Common stocks, unaffiliated    $      739,358       $   1,324,847       $    (19,144)       $   2,045,061
  Common stocks of subsidiaries
    and affiliates                      940,038             329,843            (93,124)           1,176,757
                                 -------------------------------------------------------------------------------
                                 $    1,679,396       $   1,654,690       $   (112,268)       $   3,221,818
                                 ===============================================================================


Proceeds from the sales of investments in equity securities during 2006 and 2005 were $550.3 million and $224.1 million; gross gains of $81.7 million and $34.9 million and gross losses of $18.4 million and $12.2 million were realized on these sales in 2006 and 2005, respectively.

                The Western and Southern Life Insurance Company

Net investment income consisted of the following for the years ended December
31:

                                                        2006           2005
                                                     ---------------------------
                                                             (in thousands)
 Debt securities                                     $  180,924      $   170,251
 Equity securities                                       74,363           88,149
 Mortgage loans                                           6,012           10,030
 Real estate                                             22,848           27,374
 Policy loans                                            10,168            9,995
 Cash, cash equivalents and short-term investments       11,182           15,898
 Other invested assets                                   48,521           50,473
 Other                                                   21,836              760
                                                     ---------------------------
Gross investment income                                 375,854          372,930
Investment expenses                                      26,516           27,737
                                                     ---------------------------
Net investment income                                $  349,338      $   345,193
                                                     ===========================

The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 44.0% of such mortgages ($24.8 million) involved properties located in Ohio and Florida. Such investments consist of first mortgage liens on completed income producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $14.9 million. During 2006, no new mortgage loans were issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage does not exceed 80%.

At December 31, 2006, the Company's investments in mortgage loans were not subject to prior liens. All properties covered by mortgage loans have fire insurance at least equal to the excessof the loan over the maximum loan that would be allowed on the land without the building. During 2006, the Company did not reduce interest rates on any outstanding mortgages.

Proceeds from the sales of real estate during 2006 were $94.9 million; gross gains of $50.4 million were realized on those sales. No gross losses where realized on the sales of real estate in 2006. There were no directly owned properties sold in 2005.

3.   FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the fair value of financial instruments in the accompanying financial statements and notes thereto.

Fair values for cash, cash equivalents and short-term investments approximate cost.

Fair values for debt and equity securities are disclosed in Note 2.

                The Western and Southern Life Insurance Company

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair market value of the related underlying collateral or carrying value of the loan. Carrying value of mortgage loans were $56.3 million and $76.9 million at December 31, 2006 and 2005, respectively. Fair values of mortgage loans were $58.0 million and $133.4 million at December 31, 2006 and 2005, respectively.

The Company believes it is not practicable to estimate the fair value of policy loans. These assets, totaling $158.9 and $158.3 million at December 31, 2006 and 2005, respectively, are carried at their aggregate unpaid principal balances. Estimation of the fair value is not practicable as the loans have no stated maturity and are an integral part of the related insurance contracts.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company's overall management of interest rate risk.

4.   RELATED PARTY TRANSACTIONS

Intercompany fees for management services to Western-Southern Life Assurance Company and Columbus Life Insurance Company (Columbus Life), both wholly owned subsidiaries, included in net income of the Company were $57.3 million and $56.3 million, and $6.2 million and $6.6 million in 2006 and 2005, respectively.

The Company received payments of principal and interest under mortgage financing arrangements in the amount of $26.5 million and $49.4 million in 2006 and 2005, respectively, on behalf of certain partnerships in which the Company has an equity interest. The principal balance of the mortgage financing arrangements was $173.7 million and $191.3 million at December 31, 2006 and 2005, respectively.

At December 31, 2006 and 2005, the Company had $173.1 million and $150.9 million, respectively, invested in the Touchstone Funds, which are mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.

In 2006 and 2005, respectively, the Company received dividends of $6.8 million and $4.0 million from various Touchstone Funds. In 2005, the Company received a dividend of $25.0 million from Columbus Life and a dividend of $1.1 million from Fort Washington Investment Advisors.

                The Western and Southern Life Insurance Company

The Company participated in a short-term investment pool with its affiliates. Amounts receivable from affiliates, included in "other invested assets" on the balance sheets, was $33.7 million at December 31, 2005.

In 2006, the Company made a cash capital contribution of $3.0 million to Fort Washington Savings Company and $0.15 million to Westad, both wholly-owned subsidiaries. The Company paid no capital contributions in 2005.

At December 31, 2006, the Company had a promissory note receivable for $4.8 million bearing interest at 6.0% outstanding from Ft. Washington Investment Advisors, a wholly-owned subsidiary. The note receivable is classified as a debt security on the balance sheet and has a maturity date of December 31, 2011. Interest received on this note during 2006 was $.04 million.

At December 31, 2006, the Company had a promissory note receivable for $7.1 million bearing interest at 7% outstanding from IFS Financial Services, a wholly-owned subsidiary. This note receivable is classified as a debt security on the balance sheet and has a maturity date of December 31, 2011. Interest received on the note during 2006 was $1.2 million.

In 2006, a promissory note from Touchstone advisors was paid off in the amount of $2.0 million. Interest received on this note during 2006 was $0.1 million.

The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

5.   REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

The Company has two modified coinsurance agreements with its subsidiary, Western-Southern Life Assurance Company, whereby the Company assumes certain universal life business issued by its subsidiary prior to 2004. Under the terms of the agreements, the subsidiary retains the reserves and the related assets of this business. The Company records, in its statements of operations, premiums less experience refunds, commissions, adjustments to reserves as specified in the agreement, benefits incurred and other related expenses of this business.

The Company also has a modified coinsurance agreement with Integrity, whereby the Company assumes structured settlements, guaranteed rate option annuities, and accumulation products

                The Western and Southern Life Insurance Company written before July 1, 2002. Under the terms of the agreement, Integrity retains the reserves and the related assets of this business.

The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $756.7 million and $783.6 million at December 31, 2006 and 2005, respectively.

The Company has entered into a retrocession reinsurance agreement with RGA Reinsurance Company. This coinsurance agreement reinsures certain extended-term life insurance policy reserves totaling $22.5 million and $23.3 million at December 31, 2006 and 2005, respectively.

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life Insurance Company (Lafayette Life), an affiliate entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from non-affiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.9 million at December 31, 2006.

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the year ended December 31:

                                2006                 2005
                           ----------------------------------
                                    (in thousands)

Direct premiums            $     297,287         $    298,083
Assumed premiums
     Affiliated                   94,808              105,474
     Non-affiliates                    -                    -
Ceded premiums
     Affiliates                        -                    -
     Non-affiliates               (9,750)              (9,171)
                           ----------------------------------
Net premiums               $     382,345         $    394,386
                           ----------------------------------

                The Western and Southern Life Insurance Company

The Company's ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the year ended December 31:

                                     2006              2005
                                   ----------------------------
                                         (in thousands)
Benefits paid or provided
  Non-affiliates                      2,044               5,189
Policy and contract liabilities
  Affiliated                        750,276             776,552
  Non-affiliates                      7,609               7,794

During 2006 and 2005, the Company did not write off any reinsurance balances as a charge to operations.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2006, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

The reduction in capital and surplus at December 31, 2006 if all reinsurance agreements were cancelled is $86.4 million.

6. FEDERAL INCOME TAXES

The Company and its subsidiaries file a consolidated federal income tax return. Amounts due from the subsidiaries for federal income taxes were $12.6 million and $5.9 million at December 31, 2006 and 2005, respectively.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2006 in the event of future net losses is $57.9 million and $30.5 million from 2006 and 2005, respectively.

                The Western and Southern Life Insurance Company

The change in net deferred income taxes is comprised of the following:

                                                        DECEMBER 31
                                               2006                   2005            CHANGE
                                         ----------------------------------------------------------
                                                                (in thousands)
Total deferred tax assets                $      256,109        $        247,494         $    8,615
Total deferred tax liabilities                 (678,758)               (595,404)           (83,354)
                                         ----------------------------------------------------------
Net deferred tax asset (liability)       $     (422,649)       $       (347,910)           (74,739)
                                         =======================================
Tax effect of unrealized gains (losses)                                                     89,297
                                                                                ------------------
Change in net deferred income taxes                                                     $   14,558
                                                                                ==================


Current income taxes incurred for the years ended December 31, consist of the following major components:

                                                     2006              2005
                                                --------------------------------
                                                          (in thousands)
Federal income tax expense on operating income  $    25,484        $     21,899
Federal income tax expense on capital gains          32,808               9,761
Tax credits                                            (392)             (1,171)
Prior year over (under) accrual                       7,186              (1,466)
                                                --------------------------------
Current income taxes incurred                   $    65,086        $     29,023
                                                ================================

                The Western and Southern Life Insurance Company

The main components of the deferred tax amounts at December 31 are as follows:

                                                  2006                 2005
                                          --------------------------------------
Deferred tax assets:                                   (in thousands)
 Reserves                                 $      92,543      $           96,026
 Deferred acquisition costs                      46,224                  46,973
 Benefit for employees and agents               106,315                  94,421
 Other                                           11,027                  10,074
                                          --------------------------------------
Total deferred tax assets                       256,109                 247,494

  Nonadmitted deferred tax assets                     -                       -
                                          --------------------------------------
Admitted deferred tax assets                    256,109                 247,494

Deferred tax liabilities:
 Stocks/debt securities                         608,969                 518,575
 Other invested assets                           39,978                  40,520
 Other                                           29,811                  36,309
                                          --------------------------------------
Total deferred tax liabilities                  678,758                 595,404
                                          --------------------------------------
Net admitted deferred income
  tax liabilities                         $    (422,649)      $        (347,910)
                                          --------------------------------------

                The Western and Southern Life Insurance Company

The Company's federal income tax expense differs from the amount obtained by applying the federal statutory rate of 35% to gain from operations before federal income tax expense and net realized capital gains. The significant differences for the year ended December 31, are as follows:

                                                       2006                                           2005
                                -------------------------------------------------------------------------------------------
                                                               TAX                                               TAX
                                         AMOUNT               EFFECT                    AMOUNT                  EFFECT
                                -------------------------------------------------------------------------------------------
                                                                       (in thousands)
Gain from operations before
  federal income tax expense     $        97,216               $   34,026         $        144,125       $           50,444
Book over tax reserves                      (461)                    (162)                  (6,545)                  (2,291)
Net deferred acquisition cost
   adjustment                             (2,226)                    (779)                  (1,254)                    (439)
IMR amortization                          (8,777)                  (3,072)                 (10,431)                  (3,651)
Depreciation                                (708)                    (248)                     207                       72
Change in dividend liability              (9,948)                  (3,481)                    (267)                     (93)
Accrued market discount                      413                      145                   (1,639)                    (574)
Dividends received deduction             (28,754)                 (10,064)                 (51,707)                 (18,097)
Pension                                    5,008                    1,753                   (3,382)                  (1,184)
Non qualified deferred
  compensation                             6,623                    2,318                    5,819                    2,037
Change in litigation reserve              (2,899)                  (1,015)                 (15,093)                  (5,283)
Post retirement benefits                  14,474                    5,066                    3,514                    1,230
Other                                      2,851                      997                     (779)                    (272)
                                -------------------------------------------------------------------------------------------
Taxable income                   $        72,812               $   25,484         $         62,568       $           21,899
                                ============================================================================================


7.   REGULATORY MATTERS


The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2006 and 2005, the Company exceeded the minimum risk-based capital.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of ten percent of statutory surplus or statutory net income as of the preceding December 31, but only to the extent

                The Western and Southern Life Insurance Company of earned surplus as of the preceding December 31. In 2007, the Company has $336.8 million available for payment of dividends based on capital and surplus of $3,512.1 million at December 31, 2006 less dividends paid in 2006 of $14.4 million.

8.   COMMITMENTS AND CONTINGENCIES

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company's financial position or results of operations.

At December 31, 2006, the Company does not have any material lease agreements for office space or equipment.

9.   ANNUITY RESERVES AND DEPOSIT LIABILITIES

At December 31, 2006, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

                                                          AMOUNT      PERCENT
                                                    ----------------------------
                                                       (in thousands)
At book value without adjustment (with minimal or no
  charge or adjustment)                             $     445,241          34.6%
Not subject to discretionary withdrawal                   843,348          65.4
                                                    ----------------------------
Total annuity reserves and deposit fund liabilities
  -- before reinsurance                                                   100.0%
                                                        1,288,589
                                                                     ===========
Less reinsurance ceded                                    197,900
                                                    -----------------
Net annuity reserves and deposit fund liabilities   $   1,090,689
                                                    =================

Interest changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company's management constantly monitors interest rates with respect to a spectrum of duration and sells annuities that permit flexible responses to interest rate changes as part of the Company's management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

                The Western and Southern Life Insurance Company

10. EMPLOYEE RETIREMENT BENEFITS

The Company has a noncontributory pension plan under group annuity contracts covering substantially all employees and field representatives. In addition, the Company provides certain healthcare and life insurance benefits for retired employees or their beneficiaries.

Substantially all of the Company's employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Company uses a December 31 measurement date for all plans.

                The Western and Southern Life Insurance Company

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

                                                         PENSION BENEFITS                               POST RETIREMENT MEDICAL
                                                 -----------------------------------------------------------------------------------
                                                     2006               2005                          2006                  2005
                                                 -----------------------------------------------------------------------------------
                                                                             (in thousands)
CHANGE IN BENEFIT OBLIGATION:
   Benefit obligation at beginning of year        $  660,057            $571,042                  $   231,706            $  247,965
   Service cost                                       15,686              13,406                       11,209                10,487
   Interest cost                                      37,638              34,993                       13,471                12,552
   Contribution by plan participants                       -                   -                        1,931                 1,819
   Actuarial (gain) loss                              (7,797)             43,580                         (341)              (28,308)
   Benefits paid                                     (38,333)            (36,754)                     (12,798)              (12,809)
   Plan amendments                                         -                   -                      (22,264)                    -
   Business combination                                    -              33,791                            -                     -
                                                 -----------------------------------------------------------------------------------
   Benefit obligation at end of year              $  667,251            $660,058                  $   222,914            $  231,706
                                                 ===================================================================================

CHANGE IN PLAN ASSETS:
   Fair value of plan assets at beginning of
     year                                         $  792,361            $779,681                  $         -            $        -
   Actual return on plan assets                       87,227              25,452                            -                     -
   Employer contribution                                   -                   -                       10,867                10,990
   Plan participant's contributions                        -                   -                        1,931                 1,819
   Benefits paid                                    (38,333)             (36,754)                     (12,798)              (12,809)
   Business combination                                    -              23,983                            -                     -
                                                 -----------------------------------------------------------------------------------
   Fair value of plan assets at end of year        $ 841,255            $792,362                  $         -            $        -
                                                 ===================================================================================

FUNDED STATUS:
   (Unfunded)/overfunded obligation               $  174,004            $132,304                  $  (222,914)           $ (231,706)
   Unamortized prior service cost                     13,989                 569                      (38,746)              (17,963)
   Remaining net obligation or net asset                   -               3,096                            -                     -
   Unrecognized net (gain) or loss                   349,509             411,700                       46,020                48,503
                                                 -----------------------------------------------------------------------------------
   Prepaid assets* (accrued liabilities)          $  537,502            $547,669                  $  (215,640)           $ (201,166)
                                                 ===================================================================================

ACCUMULATED BENEFIT OBLIGATION FOR VESTED
EMPLOYEES AND PARTIALLY VESTED EMPLOYEES TO
THE EXTENT VESTED                                 $  584,933            $542,616                  $   222,914            $  231,706
BENEFIT OBLIGATION FOR NON-VESTED EMPLOYEES:
   Projected pension obligation                   $    5,754            $  7,797                  $         -            $        -
   Accumulated benefit obligation                 $    3,424            $  4,458                  $         -            $        -
COMPONENTS OF NET PERIODIC BENEFIT COST:
   Service cost                                   $   15,686            $ 13,406                  $    11,209            $   10,487
   Interest cost                                      37,638              34,993                       13,471                12,552
   Expected return on plan assets                    (71,131)            (71,083)                           -                     -
   Amount of recognized gains and losses              26,410              17,473                        2,142                 1,161
   Amount of prior service cost recognized             1,565                  31                       (1,481)               (1,481)
                                                 -----------------------------------------------------------------------------------
   Total net periodic benefit cost (benefit)      $   10,168            $ (5,180)                 $    25,341            $   22,719
                                                 ===================================================================================


                The Western and Southern Life Insurance Company

 Weighted-average assumptions used to determine net periodic benefit cost as of December 31:
    Weighted average discount rate               5.75%   6.25%   5.75%   6.25%
    Rate of compensation increase                4.60%   4.60%   4.60%   4.60%
    Expected long-term rate of return on plan
      assets                                     8.50%   8.50%    N/A     N/A

 Weighted-average assumptions used to determine net periodic benefit obligation as of December 31:
    Weighted average discount rate               6.00%   5.75%   6.00%   5.75%
    Rate of compensation increase                4.60%   4.60%   4.60%   4.60%

* Indicates non-admitted


The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan's target asset allocation to determine the weighted-average long-term return. The Company's long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The asset allocation for the defined benefit pension plan at the end of 2006 and 2005, and the target allocation for 2007 by asset category, are as follows:


                                     TOTAL
                                 ALLOCATION
                                 PERCENTAGE      PERCENTAGE OF PLAN ASSETS
                                 -----------------------------------------------
                                    2007           2006            2005
                                 -----------------------------------------------
Asset category:
  Equity securities                  55%             65%            57%
  Fixed income securities            40              27             39
  Short-term investments              -               -              -
  Other                               5               8              4
                                 -----------------------------------------------
Total                               100%            100%           100%
                                 ===============================================

                The Western and Southern Life Insurance Company

The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an on-going basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.

For measurement purposes, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006. The rate was assumed to decrease gradually to 4.75% for 2012 and remain at that level thereafter.

Increasing or decreasing the assumed health care cost trend rate assumption by one percentage point in each year would increase (decrease) the postretirement benefit obligation as of December 31, 2006 by $23.2 million and $(19.9) million, respectively, and the estimated interest cost components of net period postretirement benefit cost for 2006 by $3.2 million and $(2.7) million, respectively.

The Company paid gross benefits to the post-retirement medical plan of $12.1 million in 2006 and expects to pay $203.3 million in 2007 and beyond. The Company received $1.2 million of subsidies in 2006 and expects to receive $22.2 million of subsidies in 2007 and beyond related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003.

At December 31, 2006 and 2005, the pension plan had $77.3 million and $44.2 million, respectively, invested in Touchstone Funds, mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.

As of December 31, 2005 the Company's pension plan was merged with the pension plan of Lafayette Life. On that date, the Plan assumed the full liability of Lafayette Life's pension plan and took control of the assets. The Lafayette Life pension plan had, as of December 31, 2005, the date of the merger, plan assets of $24.0 million and a projected benefit obligation of $33.8 million. These amounts have been included in the above disclosures.

                The Western and Southern Life Insurance Company

As of December 31, 2006, future benefit payments for the pension plan are expected as follows: 2007 -- $37.2 million, 2008 -- $37.9 million, 2009 -- $38.5 million, 2010 -- $39.3 million, 2011 --$40.2 million, and the five years thereafter -- $222.9 million. Future benefit payments for the post-retirement healthcare and life insurance benefits plan are expected as follows: 2007 -- $19.1 million, 2008 -- $20.1 million, 2009 -- $20.9 million, 2010 -- $21.7 million, 2011 -- $22.5 million, and the five years thereafter -- $118.3 million.

The Company does not expect to make contributions to the pension plan during 2007. The Company expects to contribute approximately $19.1 million during 2007 to its post-retirement healthcare and life insurance benefits plan.

The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company's contributions to the plan are based on a combination of the employee's contributions to the plan and a percentage of the employee's earnings for the year. Total Company contributions to the defined contribution plan were $1.2 million and $1.2 million for 2006 and 2005, respectively.

11.  PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2006 were as follows:

                                              GROSS            NET OF LOADING
                                         ---------------------------------------
                                                     (in thousands)
Ordinary new business                    $       11,570          $           877
Ordinary renewal                                 80,555                   59,061
Accident and health renewal                         296                      146
Assumed investment type contracts                   515                      515
                                         ---------------------------------------
Total                                    $       92,936          $        60,599
                                         =======================================

                                     PART C

                                OTHER INFORMATION

ITEM 26. -- EXHIBITS

     (a) Resolution of Board of Directors of the Columbus Life Insurance Company dated September 10, 1998 authorizing the establishment of the Separate Account (1)

     (b)  Not applicable

     (c) (1) (i) Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc. (2)

               (ii) Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (3)

               (iii) Supplemental Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (8)

               (vi) Amended Schedule A to Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (14)

          (2) (i) Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (3)

               (ii) Alternative Form of Commission Schedule to Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency
               (8)

               (iii) Form of Broker-Dealer Sales Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency. (7)

               (vi) Amended Commission Schedule to General Agency Agreement or Broker-Dealer Sales Agreement (14)

          (3)  Form of override Commission Schedule (8)

     (d) (1) Form of Pinnacle Variable Universal Life Insurance Policy issued by Columbus Life Insurance Company (4)

          (2)  Form of Disability Credit Rider (3)

          (3)  Form of Children's Term Rider (3)

          (4)  Form of Accidental Death Rider (3)

          (5)  Form of Accelerated Death Benefit Rider (3)

          (6)  Form of Insured Insurability Rider (3)

          (7)  Form of Other Insured Rider (3)

          (8)  Form of Accelerated Death Benefit Plus Rider (3)

          (9)  Form of Extended Maturity Benefit Rider (3)

          (10) Form of Extended Maturity Benefit Plus Rider (3)

          (11) Form of Extended No-Lapse Guarantee Rider (3)

          (12) Form of Aviation Exclusion Rider (3)

          (13) Form of Military Aviation Exclusion Rider (3)

          (14) Form of Additional Life Rider (3)


     (e) (1) Form of Columbus Life Insurance Company Application for Life Insurance (3)

          (2) Form of Columbus Life Insurance Company Supplement to Application for Life Insurance to be Completed When Applying for Flexible Premium Variable Universal Life (3)

          (3) Alternative form of Columbus Life Insurance Company Application for Life Insurance (7)

          (4) Alternative form of Columbus Life Insurance Company Application for Life Insurance (13)

     (f) (1) (i) Certificate of Incorporation of the Columbus Life Insurance Company (5)

               (ii) Certificate of Amendment of Articles of Incorporation of Columbus Life Insurance Company (5)

          (2)  Code of Regulations of the Columbus Life Insurance Company (5)

     (g)  Not applicable.

     (h) (1) (i) Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (5)

               (ii) Amended Exhibit A to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (3)

               (iii) Amended Exhibits A and B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

               (iv) Amendment to Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

               (v) Amended Exhibit A to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (12)

               (vi) Service Fee Agreement between Touchstone Advisors, Inc. and Columbus Life Insurance Company (12)

          (2) (i) Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

               (ii) Amendment No.1 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

               (iii) Amendment No. 2 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (6)

          (3) (i) Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

               (ii) Amendment No.1 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

               (iii) Amendment No. 2 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company
               (6)

          (4) (i) Janus Aspen Series Fund Participation Agreement (Service Shares) between Janus Aspen Series and Columbus Life Insurance Company (3)

               (ii) Amendment No. 1 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (8)

          (5) Distribution and Shareholder Services Agreement, Service Shares of Janus Aspen Series (for Insurance Companies), by and between Janus Distributors, Inc. and Columbus Life Insurance Company (3)

          (6) (i) Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (3)

               (ii) Administrative Services Agreement between Massachusetts Financial Services Company, Western-Southern Life Assurance Company, and Columbus Life Insurance Company (3)

          (7) Participation Agreement among The Legends Fund, Inc., Touchstone Securities, Inc. and Columbus Life Insurance Company (3)

          (8) (i) Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and Columbus Life Insurance Company (3)

               (ii) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Columbus Life Insurance Company (3)

               (iii) Service Contract between Fidelity Distributors Corporation and Columbus Life Insurance Company (3)

               (iv) Sub-license Agreement by and between Fidelity Distributors Corporation and Columbus Life Insurance Company (3)

          (9) (i) Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company
               (3)

               (ii) Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

               (iii) Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

               (iv) Amendment to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

          (10) (i) Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (5)

               (ii) Agreement with respect to Trademarks and Fund Names between AIM Management Group Inc. and Columbus Life Insurance Company (5)

               (iii) Amendment to Agreement with respect to Trademarks and Fund Names between AIM Management Group Inc. and Columbus Life Insurance Company (14)

               (iv) Administrative Services Agreement between Columbus Life Insurance Company and AIM Advisors, Inc. (5)

               (v) Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (12)

               (vi) Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (14)

               (vii) Form of Distribution Agreement between Touchstone Securities, Inc. and A I M Distributors, Inc. (11)

          (11) (i) Form of Participation Agreement between Columbus Life Insurance Company and J.P. Morgan Series Trust II (11)

               (ii) Form of Service Agreement between Columbus Life Insurance Company and JPMorgan Chase Bank (11)

          (12) Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (11)

          (13) (i) Form of Participation Agreement between Columbus Life Insurance Company, Scudder Variable Series I, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (11)

               (ii) Form of Service Agreement between Deutsche Investment Management Americas Inc. and Columbus Life Insurance Company (12)

          (14) Form of Participation Agreement Putnam Variable Trust, Putnam Retail Management, Inc., and Columbus Life Insurance Company (12)

          (15) (i) Form of Participation Agreement between Columbus Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc., and Van Kampen Asset Management Inc. (11)

               (ii) Form of Service Agreement between Van Kampen Funds Inc. and Columbus Life Insurance Company (11)

          (16) (i) Form of Participation Agreement between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (11)

               (ii) Form of Service Agreement between Morgan Stanley & Co. Incorporated and Columbus Life Insurance Company (11)

               (iii) Form of Service Agreement between Morgan Stanley Investment Management Inc. and Columbus Life Insurance Company (12)

     (i)  Not applicable.

     (j) (1) Guaranty from The Western and Southern Life Insurance company on behalf of Columbus Life Insurance Company (filed herewith)

     (k)  (1)  Opinion and Consent of Counsel (10)

          (2) Opinion and Consent of Counsel to The Western and Southern Life Insurance Company (filed herewith)

     (l)  Not applicable.

     (m)  Not applicable.

     (n) (1) Consent of Independent Registered Public Accounting Firm (filed herewith)

          (2) Powers of Attorney for Columbus Life Insurance Company (10), (15) and (filed herewith)

          (3) Powers of Attorney for The Western and Southern Life Insurance Company (filed herewith)

     (o)  Not applicable.

     (p)  Not applicable.

     (q) Description of Issuance, Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies for Columbus Life Flexible Premium Variable Universal Life Insurance Policies Offered by Columbus Life Insurance Company Separate Account 1 of Columbus Life Insurance Company (10)

------------------------------------------------------------------------

(1) Incorporated by reference to the Registration Statement on Form S-6, File No. 333-78489, filed May 14, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed May 1, 2000.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-47940, filed February 7, 2001.

(4) Incorporated by reference to the Registration Statement, File No. 333-47940, filed October 13, 2000.

(5) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed August 19, 1999.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-78489, filed on April 26, 2001.

(7) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Columbus Life Insurance Company Separate Account 1 on Form S-6, File No. 333-73390, filed January 28, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-47940, filed April 26, 2001.

(9) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Columbus Life Insurance Company Separate Account 1 on Form S-6, File No. 333-73390, filed April 26, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 333-47940, filed April 26, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-73390, filed February 18, 2003.

(12) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-73390, filed April 25, 2003.

(13) Incorporated by reference to the Registration Statement on Form N-6, File No. 333-121135, filed December 10, 2004. (14) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-121135, filed March 24, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-73390, filed April 28, 2006.

ITEM 27. -- DIRECTORS AND OFFICERS OF THE DEPOSITOR
The directors and officers of the Company are listed below. Unless otherwise noted, the principal business address of all persons listed in Item 27 is 400 East Fourth Street, Cincinnati, Ohio 45202.

Name                            Positions and Offices with Depositor
----                            ------------------------------------

William J. Williams             Director

John F. Barrett                 Director and Chairman of the Board

Lawrence L. Grypp               Director

J.J. Miller                     Director, President and Chief Executive Officer

James N. Clark                  Director

Robert L. Walker                Director, Senior Vice President and Chief
                                Financial Officer

James K. Risk III               Director
1815 Sagamore Pkwy N.
Lafayette, IN  47903

Joseph H. Seaman                Director
PO Box 380
Lafayette, IN  47902

Robert B. Truitt                Director
3601 Sagamore Pkwy N.
Lafayette, IN  47940

Clint D. Gibler                 Senior Vice President and Chief Information
                                Officer

Noreen J. Hayes                 Senior Vice President

Edward S. Heenan                Senior Vice President

Constance M. Maccarone          Senior Vice President, Insurance Operations

Nora E. Moushey                 Senior Vice President and Chief Actuary

Nicholas P. Sargen              Senior Vice President and Chief Investment
                                Officer


Donald J. Wuebbling             Senior Vice President and Secretary

Keith W. Brown                  Vice President & Chief Underwriter

David T. Henderson              Vice President


Bradley J. Hunkler              Vice President and Comptroller

Phillip E. King                 Vice President and Auditor

Gregory A. Poston               Vice President, Marketing Services

Mario J. San Marco              Vice President

Donna N. Schenk                 Vice President, Agency Operations and Special
                                Markets

James J. Vance                  Vice President and Treasurer

Charles W. Wood, Jr.            Vice President of Sales and Marketing

James H. Acton, Jr.             Vice President, Chief Financial Officer

Thomas M. Eck                   Assistant Vice President

David L. DiMartino              Assistant Vice President, Annuity Products &
                                Marketing

Daniel W. Harris                Assistant Vice President


Cynthia L. Funcheon             Assistant Vice President

Donna K. Sinor                  Assistant Vice President

John A. Tak                     Assistant Vice President, Life Products

Dennis C. Martin                Assistant Vice President

Gregory G. Rowe                 Assistant Secretary

Marianne Marshall               Assistant Treasurer

Douglas B. Perry                Assistant Treasurer

Timothy D. Speed                Assistant Treasurer

Thomas R. Stanek                Assistant Treasurer

Cheryl J. Stotts                Assistant Treasurer

Richard K. Taulbee              Assistant Treasurer

Charles L. Thomas               Assistant Treasurer

ITEM 28. -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Western-Southern Mutual Holding Company ("Holding Co."); Ohio corporation

Western & Southern Financial Group, Inc. ("Financial Group"); Ohio corporation; 100% owned by Holding Co.

The Western and Southern Life Insurance Company ("WSLIC"); Ohio corporation; 100% owned by Financial Group

Western-Southern Life Assurance Company ("WSLAC"); Ohio corporation; 100% owned by WSLIC

W&S Operating Holdings, LLC; Ohio limited liability company; 100% owned by WSLIC; holding company

W&S Real Estate Holdings, LLC; Ohio limited liability company; 100% owned by WSLIC; holding company

Fort Washington Savings Company; Ohio corporation; 100% owned by WSLIC

Courtyard Nursing Care, LLC ("Courtyard"); Ohio limited liability company; 100% owned by WSLAC; ownership and operation of real estate.

IFS Financial Services, Inc. ("IFS"); Ohio corporation; 100% owned by WSLAC; development and marketing of financial products for distribution through financial institutions.

IFS Systems, Inc.; Delaware corporation; 100% owned by
IFS; development, marketing and support of software systems.

W&S Financial Group Distributors Inc.; Ohio corporation; 100% owned by IFS; general insurance agency.

Touchstone Securities, Inc.; Nebraska corporation; 100% owned by WSLAC; securities broker-dealer.

Touchstone Advisors, Inc.; Ohio corporation; 100% owned by IFS; registered investment adviser.

W&S Brokerage Services, Inc.; Ohio corporation; 100% owned by WSLAC; securities broker-dealer.

IFS Fund Distributors, Inc.; Ohio corporation; 100% owned by IFS; securities broker-dealer.

Insurance Profillment Services, LLC; Ohio limited liability company; 100% owned by WSLIC; insurance marketing services.

WestAd Inc.; Ohio corporation; 100% owned by WSLIC, general advertising, book-selling and publishing.

Fort Washington Investment Advisors, Inc.; Ohio corporation; 100% owned by W&S Operating Holdings; registered investment adviser.

Fort Washington Capital Partners, LLC; Delaware limited liability company; 100% owned by FWIA; private equity

Tristate Ventures, LLC; Delaware limited liability company; 100% owned by FWIA; private equity

Buckeye Venture Partners, LLC; Ohio limited liability company; 60% owned by FWIA; private equity

Tristate Ventures II, LLC, Delaware limited liability company; 100% owned by FWIA; private equity

Fort Washington Private Equity Investors V GP, LLC; Delaware limited liability company; 100% owned by FWIA; private equity

Todd Investment Advisors, Inc.; Kentucky corporation, 100% owned by Fort Washington

Investment Advisors, Inc.; registered investment adviser.

Columbus Life Insurance Company; Ohio corporation; 100% owned by WSLIC;
insurance.

Capital Analysts Incorporated; Delaware corporation; 100% owned by Columbus Life Insurance Company; securities broker-dealer and registered investment advisor.

Capital Analysts Agency, Inc.; Ohio corporation; 100% owned by Capital Analysts Incorporated; general insurance agency.

Capital Analysts Agency, Inc.; Texas corporation; 100% owned by Alan Dunlap, but under contractual association with Capital Analysts Incorporated; general insurance agency.

Capital Analysts Insurance Agency, Inc.; Massachusetts corporation; 100% owned by Capital Analysts Incorporated; general insurance agency.

Capital Analysts Insurance Agency, Inc.; Alabama corporation; 100% owned by Capital Analysts Incorporated; general insurance agency.

Eagle Realty Group, LLC; Ohio limited liability company; 100% owned by W&S Operating Holdings; ownership, development and management of real estate.

Eagle Realty Investments, Inc. ("Eagle"); Ohio corporation; 100% owned by Eagle Realty Group, LLC; ownership, development and management of real estate.

OTR-Walnut Housing, Ltd; Ohio limited liability company; 100% owned by Eagle; ownership and operation of real estate.

OTR Redevelopment Group, LLC; Ohio limited liability company; 100% owned by OTR Walnut Housing; ownership and operation of real estate

ServerVault Corp.; Delaware corporation; 50% owned by WSLIC; technology services company

AM Concepts Inc.; Delaware corporation, 100% owned by WSLIC; venture capital investment in companies engaged in alternative marketing of financial products.

Western-Southern Agency, Inc.; Ohio corporation; 100% owned by WSLIC; general insurance agency.

Western-Southern Agency Services, Inc.; Pennsylvania corporation; 100% owned by WSLIC; general insurance agency.

Race Street Development, LTD; Ohio limited liability company; 100% owned by W&S Real Estate Holdings LLC; a real estate development company.

Integrity Life Insurance Company; Ohio corporation; 100% owned by WSLIC.

National Integrity Life Insurance Company; New York corporation; 100% owned by Integrity Life Insurance Company.

The Lafayette Life Insurance Company; Indiana corporation; 100% owned by Financial Group.

WSALD NPH, LLC; Ohio limited liability company; 50% owned by WSLIC; 1% owned by Eagle; ownership and operation of real estate.

WSALD CEH, LLC; Ohio limited liability company; 50% owned by WSLIC; ownership and operation of real estate.

AMLIWS Summit Ridge, LLC; Missouri limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Carthage Senior Housing, Ltd.; Ohio limited liability company; 98% owned by W&S Real Estate Holdings; 1% owned by Eagle; ownership and operation of real estate.

Dublin Hotel LLC; Ohio limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Northeast Cincinnati Hotel LLC; Ohio limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

North Pittsburgh Hotel LLC; Pennsylvania limited liability company; 74% owned by WSALD NPH, LLC, 1% owned by Eagle; ownership and operation of real estate.

Sixth and Race Development, LLC; Ohio limited liability company; 71% owned by Race Street Development, Ltd., 25% owned by Eagle; ownership and operation of real estate.

Skyport Hotel LLC; Kentucky limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Union Centre Hotel LLC; Ohio limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Vulcan Hotel LLC; Alabama limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Vinings Trace LLC; Indiana limited liability company; 99% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Windsor Hotel LLC; Connecticut limited liability company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate.

Wright Executive Hotel Limited Partners; Ohio limited partnership; 60.5% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC; ownership and operation of real estate.

303 Broadway QCS, LLC; Ohio limited liability company; 100% owned by WSLIC; a real estate development company.

Lookout Corporate Center, Ohio joint venture; 50% owned by WS Lookout GP, LLC; ownership and operation of real estate.

OTR Housing Associates, L.P.; Ohio limited partnership; 98% owned by WSLIC; 1% owned by Eagle; ownership and operation of real estate.

Seasons Health Care Limited Partnership; Ohio limited partnership; 90% owned by WSLAC, 10% owned by Courtyard; ownership and operation of real estate.

IR Mall Associates, Ltd.; Florida limited partnership; 49.50% owned by WSLIC; ownership and operation of real estate.

IR Mall Company, L.C.; Florida limited liability company; 50% owned by Eagle; ownership and operation of real estate.

Country Place Associates; Ohio general partnership; 90% owned by WS Country Place GP, LLC; 10% owned by Eagle; ownership and operation of real estate.

AMLIWS Parkway Limited Partnership; Texas limited partnership; 74% owned by WSLIC, 1.25% owned by Eagle; ownership and operation of real estate.

Mission Club Apartments General Partnership; Florida general partnership; 95.5% owned by WSLIC, 4.5% owned by Eagle; ownership and operation of real estate.

OTR Transitional Housing, L.P.; Ohio limited partnership; 99% owned by WSLIC; ownership and operation of real estate.

West-Whi Columbus NW Partners; Ohio general partnership; 74% owned by WSLIC; 1% owned by Eagle; ownership and operation of real estate.

LaFrontera Lodging Partners LP; Texas limited partnership; 74.25% owned by W&S Real Estate Holdings, ownership and operation of real estate.

LaFrontera Hotel LLC; Texas limited liability company; 75% owned by Eagle; ownership and operation of real estate.

Centreport Hotels LLC; Texas limited liability company; 75% owned by Eagle; ownership and operation of real estate.

Centreport Hotel Partners; Texas limited partnership; 74.25% owned by WSLIC; ownership and operation of real estate.

Cleveland East Hotel, LLC; Ohio limited liability company; 74% owned by WSALD CEH, LLC; 1% owned by Eagle; ownership and operation of real estate.

Columbus Hotel Partners; Ohio general partnership; 74% owned by WS Columbus Homewood GP, LLC, 1% owned by Eagle; ownership and operation of real estate.

Airport Exchange Hotel Partners; Kentucky general partnership; 74% owned by WS Airport Exchange GP LLC, 1% owned by Eagle; ownership and operation of real estate.

WSA Commons, LLC; Georgia limited liability company; 50% owned by WSLIC; ownership and operation of real estate.

Windsor Hotel LLC; Connecticut Limited Liability Company; 74% owned by WSLIC, 1% owned by Eagle; ownership and operation of real estate

Wright Executive Hotel Limited Partners; Ohio Limited Partnership; 60.50% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC; ownership and operation of real estate

WS Airport Exchange GP, LLC; Ohio Limited Liability Company; 100% owned by W&S Real Estate Holdings; ownership and operation of real estate

WS Columbus Homewood GP, LLC; Ohio Limited Liability Company; 100% owned by WSLIC; ownership and operation of real estate

WS Columbus Northwest GP, LLC; Ohio Limited Liability Company; 100% owned by WSLIC; ownership and operation of real estate

WS Country Place GP, LLC; Ohio Limited Liability Company; 100% owned by W&S Real Estate Holdings; ownership and operation of real estate

WS Lookout JV, LLC; Ohio Limited Liability Company; 100% owned by WSLIC; ownership and operation of real estate

WS Wright Hotel GP, LLC; Ohio Limited Liability Company; 100% owned by WSLIC; ownership and operation of real estate

ITEM 29. The Code of Regulations of Columbus Life Insurance Company provides in
Article VI that:

                                   ARTICLE VI
                          Indemnification and Insurance

         Section 1. Indemnification. To the fullest extent not prohibited by applicable law, the corporation shall indemnify each director, officer and employee against any and all costs and expenses (including attorney fees, judgments, fines, penalties, amounts paid in settlement, and other disbursements) actually and reasonably incurred by or imposed upon such director, officer or employee in connection with any action, suit, investigation or proceeding (or any claim or other matter therein), whether civil, criminal, administrative or otherwise in nature, including any settlements thereof or any appeals therein, with respect to which such director, officer or employee is named or otherwise becomes or is threatened to be made a party by reason of being or at any time having been a director, officer or employee of the corporation, or, at the direction or request of the corporation, a director, trustee, officer, administrator, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture or other entity or enterprise including any employee benefit plan; provided, however, that no person shall be indemnified to the extent, if any, that the directors, acting at a meeting at which a quorum of directors who are not parties to or threatened with any such action, suit, investigation or proceeding, determine that such indemnification is contrary to applicable law.

         Any director who is a party to or threatened with any such action, suit, investigation or proceeding shall not be qualified to vote; and if for this reason a quorum of directors, who are not disqualified from voting by reason of being parties to or threatened with such action, suit, investigation or proceeding, cannot be obtained, such determination shall be made by three attorneys at law, who have not theretofore represented the corporation in any matter and who shall be selected by all of the officers and directors of the corporation who are not parties to or threatened with any such action, suit, investigation or proceeding. If there are no officers or directors who are qualified to make such selection, the selection shall be made by a Judge of the Court of Common Pleas of Hamilton County, Ohio. Such indemnification shall not be deemed exclusive of any other right to which such director, officer or employee may be entitled under the Articles of Incorporation, this Code of Regulations, any agreement, any insurance purchased by the corporation, vote of shareholders or otherwise.

         Section 2. Insurance. The Board of Directors of the corporation may secure and maintain such policies of insurance as it may consider appropriate to insure any person who is serving or has served as a director, officer or employee of the corporation, or who is serving or has served at the request of the corporation as a director, trustee, officer, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture, or other entity or enterprise including any employee benefit plan against any liability asserted against and incurred by such person.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. -- PRINCIPAL UNDERWRITERS

(a) Touchstone Securities, Inc. ("Touchstone") acts as distributor for Contracts issued under Western-Southern Life Assurance Company Separate Accounts 1 and 2, Columbus Life Insurance Company Separate Account 1, Integrity Life Separate Accounts I, II, and VUL, National Integrity Separate Accounts I, II, and VUL, and as distributor for the shares of several series (Funds) of Touchstone Variable Series Trust , Touchstone Strategic Trust, Touchstone Investment Trust, and Touchstone Tax-Free Trust each of which is affiliated with the Depositor.

(b) Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone Securities.

Name                                  Position/Office with Touchstone Securities

James N. Clark                        Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder                      Director
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

Donald J. Wuebbling                   Director
400 Broadway
Cincinnati, Ohio 45202

James H. Grifo                        President
515 West Market Street, 8th Floor
Louisville, KY  40202

Richard K. Taulbee                    Vice President
400 Broadway
Cincinnati, Ohio 45202

James J. Vance                        Vice President and Treasurer
400 Broadway
Cincinnati, Ohio  45202

Terrie A. Wiedenheft                  Chief Financial Officer
221 East Fourth Street, Suite 300
Cincinnati, Ohio  45202

Rhonda S. Malone                      Secretary
400 Broadway
Cincinnati, Ohio 45202

Patricia J. Wilson                    Chief Compliance Officer
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

Douglas B. Perry                      Assistant Treasurer
400 Broadway
Cincinnati, Ohio  45202

Timothy D. Speed                      Assistant Treasurer
400 Broadway
Cincinnati, Ohio  45202

Cheryl J. Stotts                      Assistant Treasurer
400 Broadway
Cincinnati, Ohio  45202


(c) The following table sets forth information about all commissions and compensation received by the principal underwriter, Touchstone Securities, Inc. during the 12-month period ended December 31, 2004.

 Net Underwriting Discounts and         Compensation on      Brokerage Commissions    Compensation
 Commissions                            Redemptions
 $ 0                                    $ -0-                $ -0-                    $ -0-


ITEM 31. -- LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Company at 400 East Fourth Street, Cincinnati, Ohio 45202.

ITEM 32. -- MANAGEMENT SERVICES

Not Applicable.

ITEM 33. -- FEE REPRESENTATION

Pursuant to Section 26(e) of the Investment Company Act of 1940, as amended, Columbus Life Insurance Company represents that, with respect to the Policies registered with the Securities and Exchange Commission by this Registration Statement, as it may be amended, and offered by the Prospectus included in the Registration Statement, all fees and charges imposed for any purpose and in any manner and deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Columbus Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by The Western and Southern Life Insurance Company ("Western-Southern"), filed as an exhibit to this Registration Statement (the "Western-Southern Guaranty Period"), the Depositor hereby undertakes to provide notice to policyholders covered by the Western-Southern Guaranty promptly after the happening of significant events related to the Western-Southern Guaranty.

These significant events include: (i) termination of the Western-Southern Guaranty that has a material adverse effect on policyholders' rights under the Western-Southern Guaranty; (ii) a default under the Western-Southern Guaranty that has a material adverse effect on the policyholders' rights under the Western-Southern Guaranty; or (iii) the insolvency of The Western and Southern Life Insurance Company.

Depositor hereby undertakes during the Western-Southern Guaranty Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of Western-Southern are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of Western-Southern regarding such financial statements.

During the Western-Southern Guaranty Period, the Depositor hereby undertakes to include in the prospectus an offer to supply to policyholders the Statement of Additional Information which shall contain current financial statements of Western-Southern, free of charge upon a policyholder's request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbus Life Insurance Company Separate Account 1, has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 9th day of April, 2007.

                           COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1

                           By: COLUMBUS LIFE INSURANCE COMPANY


                           By: /s/ J.J. Miller
                           ----------------------------------------
                           J.J. Miller
                           President and Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Principal Executive Officer:


        /s/ J.J Miller                                April 9, 2007
        ----------------------------------------
        J.J. Miller
        President and Chief Executive Officer


        Principal Accounting and Financial Officer:


        /s/ Robert L. Walker                          April 9, 2007
        ----------------------------------------
        Robert L. Walker
        Chief Financial Officer

        Directors:                                    By: /s/ Edward S. Heenan
        William J. Williams*                          --------------------------
        John H. Barrett*
        Robert L. Walker*                             Edward S. Heenan
        James N. Clark*                               as attorney in fact*
        Lawrence L. Grypp*                            for each Director
        J.J. Miller*
        James K. Risk, III*                           April 9, 2007
        Joseph H. Seaman*
        Robert B. Truitt*

         The Western and Southern Life Insurance Company has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 9th day of April, 2007.

                  THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

                  By: /s/ Edward S. Heenan
                  -------------------------------
                  Edward S. Heenan
                  Senior Vice President


                  Directors:
                  John F. Barrett                     By: /s/ Edward S. Heenan
                  Donald A. Bliss                     --------------------------
                  James N. Clark                      Edward S. Heenan
                  Jo Ann Davidson                     Senior Vice President
                  Eugene P. Ruehlmann                 as attorney in fact*
                  George H. Walker, III               for each Director
                  Thomas L. Williams
                  William J. Williams                 April 9, 2007

EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

(j)(1) Guaranty from The Western and Southern Life Insurance Company on behalf of Columbus Life Insurance Company

(k)(2) Opinion and Consent of Counsel to The Western and Southern Life Insurance Company

(n)(1)          Consent of Independent Registered Public Accounting Firm

(n)(2)          Power of Attorney for Columbus Life Insurance Company

(n)(3)          Powers of Attorney for The Western and Southern Life Insurance
                Company